Exhibit 10.3

AMENDMENT NO. 1 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of March 26, 2008, is made by and among WORLD FUEL SERVICES CORPORATION, a Florida corporation (“WFS”), WORLD FUEL SERVICES EUROPE, LTD., a corporation organized and existing under the laws of the United Kingdom (“WFS Europe”), and WORLD FUEL SERVICES (SINGAPORE) PTE. LTD., a corporation organized and existing under the laws of Singapore (“WFS Singapore”, and together with WFS and WFS Europe, each a “Borrower” and collectively the “Borrowers”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto. Capitalized terms used but not otherwise defined herein have the respective meanings ascribed to them in the Credit Agreement as defined below.

WITNESSETH:

WHEREAS, the Borrowers, Bank of America, as Administrative Agent, Swing Line Lender and L/C Issuer, and the Lenders have entered into that Second Amended and Restated Credit Agreement, dated as of December 21, 2007 (as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”), pursuant to which the Lenders have made available to Borrowers a revolving credit facility with a swing line sublimit and a letter of credit sublimit;

WHEREAS, as a condition to making the revolving credit facility available to the Borrowers the Lenders have required that WFS and certain of its Subsidiaries guarantee payment of the Obligations;

WHEREAS, the Borrowers have requested that the Required Lenders consent to amend certain provisions of the Credit Agreement, as more particularly set forth below, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendment on the terms and conditions contained in this Amendment;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)	Section 7.05(a) is amended by deleting “ninety (90)” in the seventh line and inserting “one hundred twenty (120)”in lieu thereof.

2. Effectiveness; Conditions Precedent. The effectiveness of this Amendment and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent:

(a)	the Administrative Agent shall have received one or more counterparts of this Amendment, duly executed by each of the Borrowers, each of the Guarantors, the Administrative Agent, and each of the Lenders; and

(b)	such other certificates, instruments and documents as the Administrative Agent shall reasonably request.

3. Consent and Confirmation of the Guarantors. Each of the Guarantors hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty (including without limitation the continuation of each such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of the Guaranty against each Guarantor in accordance with its terms.

4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrowers represent and warrant to the Administrative Agent and the Lenders as follows:

(a)	The representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date;

(b)	The Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Material Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

(c)	This Agreement has been duly authorized, executed and delivered by the Borrowers and the Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(d)	No Default or Event of Default has occurred and is continuing.

5. Entire Agreement. This Amendment, together with the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

6. Full Force and Effect of Amendment. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including ..PDF) shall be effective as delivery of a manually executed counterpart of this Amendment.

8. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.

9. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrowers, the Administrative Agent, the Guarantors, the Lenders and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

WORLD FUEL SERVICES CORPORATION

By:	/s/ Ira M. Birns
Name:	Ira M. Birns
Title:	Executive Vice President/Chief Financial Officer

WORLD FUEL SERVICES EUROPE, LTD.

By:	/s/ Ira M. Birns
Name:	Ira M. Birns
Title:	Vice President

WORLD FUEL SERVICES (SINGAPORE) PTE. LTD.

By:	/s/ Francis Lee Boon Meng
Name:	Francis Lee Boon Meng
Title:	Managing Director

PARENT GUARANTOR:

WORLD FUEL SERVICES CORPORATION

By:	/s/ Ira M. Birns
Name:	Ira M. Birns
Title:	Executive Vice President/Chief Financial Officer

DOMESTIC GUARANTORS:

WORLD FUEL SERVICES CORPORATE AVIATION SUPPORT SERVICES, INC.
WORLD FUEL SERVICES CANADA, INC.
ADVANCE PETROLEUM, INC.
BASEOPS INTERNATIONAL, INC.
WORLD FUEL SERVICES, INC.
WORLD FUEL SERVICES COMPANY, INC.
KROPP HOLDINGS, INC.

By:	/s/ Ira M. Birns
Name:	Ira M. Birns
Title:	Vice President

LIMITED GUARANTOR:

WORLD FUEL SERVICES EUROPE, LTD.

By:	/s/ Ira M. Birns
Name:	Ira M. Birns
Title:	Vice President

LIMITED GUARANTORS:

WORLD FUEL SERVICES (SINGAPORE) PTE, LTD.
WORLD FUEL SINGAPORE HOLDING COMPANY I PTE. LTD.

By:	/s/ Francis Lee Boon Meng
Name:	Francis Lee Boon Meng
Title:	Managing Director

LIMITED GUARANTORS:

WORLD FUEL SERVICES FINANCE COMPANY, S.A.R.L.
TRAMP OIL & MARINE LTD.

By:	/s/ Peter D. Tonyan
Name:	Peter D. Tonyan
Title:	Director

WORLD FUEL CAYMAN HOLDING COMPANY I, LTD.
WORLD FUEL CAYMAN HOLDING COMPANY III

By:	/s/ Peter D. Tonyan
Name:	Peter D. Tonyan
Title:	Vice President of Finance

LIMITED GUARANTOR:

WORLD FUEL SERVICES EUROPEAN HOLDING COMPANY I, LTD.

By:	/s/ Steven A. Scoppetuolo
Name:	Steven A. Scoppetuolo
Title:	Director

LIMITED GUARANTOR:

TRANS-TEC SERVICES (UK) LTD.

By:	/s/ Richard Williams
Name:	Richard Williams
Title:	Sole Director

LIMITED GUARANTORS:

TRAMP OIL (BRASIL) LTDA.

By:	/s/ Ricardo Gomara
Name:	Ricardo Gomara
Title:	Officer

TOBRAS DISTRIBUIDORA DE COMBUSTIVEIS, LTDA.

By:	/s/ Ricardo Gomara
Name:	Ricardo Gomara
Title:	Manager

LIMITED GUARANTOR:

MARINE ENERGY ARABIA CO. (L.L.C.)

By:	/s/ Malcolm Neil McLean
Name:	Malcolm Neil McLean
Title:	Managing Director

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Anne Zeschke
Name:	Anne Zeschke
Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Jamie Freeman
Name:	Jamie Freeman
Title:	Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Jose V. Mazariegos
Name:	Jose V. Mazariegos
Title:	Senior Vice President

REGIONS BANK

By:	/s/ Stephen Hanas
Name:	Stephen Hanas
Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ John Costa
Name:	John Costa
Title:	Senior Vice President

COMMERCE BANK, N.A.

By:	/s/ Peter L. Davis
Name:	Peter L. Davis
Title:	Senior Vice President

RAYMOND JAMES BANK, FSB

By:	/s/ Garrett McKinnon
Name:	Garrett McKinnon
Title:	Vice President

CAROLINA FIRST BANK

By:	/s/ Christian B. Colson
Name:	Christian B. Colson
Title:	Senior Vice President

CITY NATIONAL BANK OF FLORIDA

By:	/s/ Carol F. Fine
Name:	Carol F. Fine
Title:	Senior Vice President

ISRAEL DISCOUNT BANK OF NEW YORK

By:	/s/ Dilian G. Schulz
Name:	Dilian G. Schulz
Title:	Senior Vice President

By:	/s/ Christopher Meade
Name:	Christopher Meade
Title:	Vice President

MERCANTIL COMMERCEBANK NA

By:	/s/ Alan Hills
Name:	Alan Hills
Title:	Senior Vice President